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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS RECORD SECOND-QUARTER 2022 FINANCIAL RESULTS

●
Second-quarter net sales of $3.0 billion up 2.1% compared with second-quarter

2021;

internal sales up 6.7%
in local currencies when excluding sales of PPE and other COVID-19 related products
●
GAAP diluted EPS of $1.16 compared with second-quarter 2021 GAAP diluted EPS of $1.10 and second-
quarter 2021 non-GAAP diluted EPS of $1.11
●
Affirms full-year 2022 GAAP diluted EPS guidance range of $4.75 to $4.91, reflecting growth of 7% to 10%
over full-year 2021 GAAP diluted EPS and growth of 5% to 9% over full-year 2021 non-GAAP diluted EPS

MELVILLE, N.Y.,

August 2, 2022 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported record second-quarter financial results.

“We are pleased to report record second-quarter financial results that reflect good underlying momentum in the business and execution of our strategy,” said Stanley M. Bergman, Chairman of the Board and Chief Executive Officer of
Henry Schein. “Our solid operational execution this quarter and our results demonstrate the strength of our business.

While
we are maintaining our full-year 2022 diluted EPS guidance range of $4.75 to $4.91,

we are adjusting our expectations for
full-year sales growth to reflect changes including a continued strengthening of the U.S. dollar and declining demand for
COVID-19 test kits.
“Our Global Dental business once again was driven by strong equipment sales as dentists continued to invest in their
practices. Consumable merchandise internal sales growth in local currencies excluding personal protective equipment (PPE)
and COVID-19 related products was impacted by an increase in patient appointment cancellations and staff shortages, which
we believe were related to COVID-19 infections.
“Our Global Medical business had another excellent quarter with double-digit internal sales growth in local
currencies when excluding PPE and COVID-19 related products. During the second quarter,

we had strong sales of point-of-
care diagnostic tests including flu test kits, as well as generic pharmaceuticals and equipment. Patient traffic was bolstered by
a high number of visits for seasonal influenza.
“We are pleased with the good growth in our Technology & Value

-Added Services business where,

once again,
North America and International sales increased by double-digit percentages. Henry

Schein One sales growth accelerated

more
compared with prior-year growth, and we are seeing healthy demand from our national DSO accounts for these solutions,”
concluded Mr. Bergman.
Second-Quarter Financial Results
●
Total

net sales

for the quarter ended June 25, 2022,

were $3.0 billion, up 2.1% compared with the second quarter of
2021. The 2.1% increase included 2.4% internal growth in local currencies,

2.1% growth from acquisitions, and a
2.4% decrease related to foreign currency exchange. (See Exhibit

A for details of sales growth.)

Second-quarter
internal sales growth in local currencies excluding sales of PPE and COVID-19 related products was 6.7% compared
with the prior year.
● GAAP net income

attributable to Henry Schein, Inc. for the second quarter of 2022 was $160 million, or $1.16 per
diluted share, compared with second-quarter 2021 GAAP net income attributable to Henry Schein, Inc. of $156
million, or $1.10 per diluted share, and second-quarter 2021 non-GAAP net income attributable to Henry Schein, Inc.
of $157 million, or $1.11 per diluted share. (See Exhibit B for a reconciliation of GAAP net income and diluted

EPS
to non-GAAP net income and diluted EPS.)
● Global Dental sales

for the second quarter of 2022 of $1.9 billion decreased 3.1%

compared with the prior-year
period. Internally generated sales in local currencies decreased 0.3%, with 0.7%

growth from acquisitions and a 3.5%
decrease related to foreign currency exchange. The 0.3% internal sales decrease in local currencies included a 1.1%
decrease in North America and 1.0% growth internationally.

● Global Dental consumable merchandise internal sales
decreased by 2.2% in local currencies.

Excluding
sales of PPE and COVID-19 related products, internal sales growth in local currencies was 2.4%.
Global
Dental equipment internal sales growth

was 7.0% in local currencies.
●
North America dental consumable merchandise internal sales in local currencies decreased 3.5% and
increased 2.2% when excluding sales of PPE and COVID-19 related products. North

America dental
equipment internal sales in local currencies increased 8.1%.

●
International dental consumable merchandise internal sales in local currencies decreased 0.3% and
increased 2.7% when excluding sales of PPE and COVID-19 related products. International dental
equipment internal sales in local currencies increased 5.5%.
● Global Medical sales

for the second quarter of 2022 of $1.0 billion increased 10.3%

compared with the same period
last year. Internally generated sales in local currencies increased 6.7%, with 3.9%

growth from acquisitions and a
0.3% decrease related to foreign currency exchange. Internal sales in local currencies increased 13.6% excluding
sales of PPE and COVID-19 related products.
●
Global Technology and Value

-Added Services sales

of $181 million increased 18.1% compared with the prior-
year quarter,

driven by Henry Schein One.

This included 10.8% internal sales growth in local currencies,

8.8%
growth from acquisitions, and a 1.5% decline related to foreign currency exchange.

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Year

-to-Date Financial Results
●
Total

net sales

for the first half of 2022 were $6.2 billion, an increase of 5.4%

compared with the first half of 2021.
The 5.4% increase included 5.0% internal growth in local currencies, 2.3%

growth from acquisitions,

and a 1.9%
decrease related to foreign currency exchange.

First-half internal sales growth in local currencies excluding sales of
PPE and COVID-19 related products was 7.5% compared with the prior year.
● GAAP net income

attributable to Henry Schein, Inc. for the first half of 2022 was

$341 million, or $2.46 per diluted
share, compared with first half 2021 GAAP net income attributable to Henry Schein, Inc. of $322 million, or $2.26
per diluted share, and first half 2021 non-GAAP net income attributable to Henry Schein, Inc. of $335 million, or
$2.35 per diluted share. Non-GAAP results for the first half of 2021 exclude certain items noted in Exhibit B, which
provides a reconciliation of GAAP net income and diluted EPS to non-GAAP net income and diluted EPS.
Stock Repurchase Plan
During the second quarter of 2022, the Company repurchased approximately

1.3 million shares of its common stock
at an average price of $81.42 per share, for a total of $110 million. The impact of the repurchase of shares on second-quarter diluted EPS was immaterial. At quarter-end, Henry Schein had approximately

$90 million authorized and available for future
stock repurchases.
Restructuring Program
Henry Schein is today also announcing a company-wide restructuring plan that is focused on funding the priorities of
the strategic plan and streamlining operations and other initiatives to increase efficiency.

The Company expects to record restructuring charges in 2022 and 2023, however an estimate of the amount of these
charges

has not yet been determined. Any restructuring charges

are expected primarily to include severance pay and facility-
related costs.

The expense savings realized from this plan are expected to mainly affect 2023 and beyond.
Financial Guidance
Henry Schein today provides

full-year 2022 financial guidance, as follows:

●
Affirms

guidance for full-year 2022 GAAP diluted EPS attributable

to Henry Schein, Inc. of $4.75

to $4.91,
reflecting growth of 7% to 10% compared with 2021 GAAP

diluted EPS of $4.45 and growth of 5% to 9% compared
with 2021 non-GAAP diluted EPS of $4.52.
●
Updates full-year 2022 expected sales growth to be approximately

3% to 6% over 2021. This compares with previous
guidance for growth of 5% to 8% over 2021 and reflects adverse effects from foreign exchange rates and a decrease
in anticipated sales of PPE and COVID-related products, including COVID-19 test kits. Sales of COVID-19 test kits
are now expected to decline 25% to 30% from 2021, versus a previously estimated decline of 15% to 25%.

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●
Affirms expectations for full-year 2022 operating margin expansion of 39-44 basis points over 2021 GAAP operating
margin and expansion of 20-25 basis points over 2021 non-GAAP operating margin.

Guidance for 2022 GAAP diluted EPS and sales growth is for completed or previously announced acquisitions and
does not include potential future acquisitions or restructuring expenses. Guidance also assumes that foreign currency
exchange rates will remain generally consistent with current levels,

that end markets will remain stable and consistent with
current market conditions,

and that there are no material adverse market changes associated with COVID-19.
Second-Quarter 2022 Conference Call Webcast and Presentation
The Company will hold a conference call to discuss second-quarter 2022 financial results today, beginning at 10:00
a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
www.henryschein.com/IRwebcasts.

In addition, a replay will be available beginning shortly after the call has ended for a
period of one week.

The Company will be posting slides that provide a summary of its second-quarter

2022 financial results on its
website at https://www.henryschein.com/us-en/Corporate/investor-presentations.aspx

About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With more than 22,000 Team

Schein Members worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology, and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
120,000 branded products and Henry Schein private-brand products in stock, as well as more than 180,000 additional
products available as special-order items.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 32 countries and territories. The Company's sales reached $12.4 billion in 2021, and
have grown at a compound annual rate of approximately 12.5 percent since Henry

Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,

and Twitter.com/HenrySchein

.

Cautionary Note Regarding Forward-Looking Statements and Use of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities

Litigation Reform Act of 1995, we provide
the following cautionary remarks regarding important factors that,

among others, could cause future results to differ
materially from the forward-looking statements, expectations and assumptions expressed or implied herein.

All forward-

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looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance.

These
forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual
results, performance and achievements or industry results to be materially different from any future results, performance or
achievements expressed or implied by such forward-looking statements.

These statements include EPS guidance and are
generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,”
“project,” “anticipate,” “to be,” “to make” or other comparable terms. A fuller discussion of our operations, financial
condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in
documents we have filed with the United States Securities and Exchange

Commission, or SEC, including our Annual Report
on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in
detail important risk factors that could cause our actual performance to differ materially from current expectations. Forward
looking statements include the overall impact of the Novel Coronavirus Disease

2019 (COVID-19) on the Company, its
results of operations, liquidity and financial condition (including any estimates of the impact on these items), the rate and
consistency with which dental and other practices resume or maintain normal operations in the United States and
internationally, expectations regarding personal protective equipment (“PPE”) and COVID-19 related product sales and
inventory levels, whether additional resurgences or variants of the virus will adversely impact the resumption of normal
operations, whether vaccine mandates will adversely impact the Company

(by disrupting our workforce and/or business),
whether supply chain disruptions will adversely impact our business, the impact of restructuring programs as well as of any
future acquisitions, and more generally current expectations regarding performance in current and future periods.

Forward
looking statements also include the (i) ability of the Company to have continued access to a variety of COVID-19 test types,
expectations regarding COVID-19 test sales, demand and inventory levels,

as well as the efficacy or relative efficacy of the
test results given that the test efficacy has not been, or will not have been, independently verified under normal FDA
procedures and (ii) potential for the Company to distribute the COVID-19 vaccines and ancillary supplies.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results
include, but are not limited to: risks associated with COVID-19 and any variants thereof, as well as other disease outbreaks, epidemics, pandemics, or similar wide-spread public health concerns and other natural disasters; our dependence on third
parties for the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new
products (particularly technology products) and technologies that achieve market acceptance with acceptable margins;
transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve
anticipated synergies/benefits; financial and tax risks associated with acquisitions,

dispositions and joint ventures; certain
provisions in our governing documents that may discourage third-party acquisitions of us; effects of a highly competitive
(including, without limitation, competition from third-party online commerce sites) and consolidating market; the repeal or
judicial prohibition on implementation of the Affordable Care Act; changes in the health care industry; risks from expansion
of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other
service issues with our third-party shippers; general global and domestic macroeconomic and political conditions, including
inflation, deflation,

fluctuations in the value of the U.S. dollar as compared to foreign currencies and changes to other
economic indicators,

international trade agreements, potential trade barriers and terrorism;

failure to comply with existing and
future regulatory requirements; risks associated with the EU Medical Device

Regulation; failure to comply with laws and
regulations relating to health care fraud or other laws and regulations; failure to comply with laws and regulations relating to
the collection, storage and processing of sensitive personal information or standards in electronic health records or
transmissions; changes in tax legislation; risks related to product liability, intellectual property and other claims;

litigation
risks; new or unanticipated litigation developments and the status of litigation matters; risks associated with customs policies or legislative import restrictions; cyberattacks or other privacy or data security breaches; risks associated with our global
operations; our dependence on our senior management, employee hiring and retention, and our relationships with customers,
suppliers and manufacturers; and disruptions in financial markets.

The order in which these factors appear should not be
construed to indicate their relative importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.

Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual
results.

We undertake no duty and have no obligation to update forward-looking statements except as required by law.
Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated
Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial
measures adjust the Company’s actual results prepared under GAAP to exclude certain items. In the schedules attached to the
press release, the non-GAAP measures have been reconciled to and should be considered together with the Consolidated
Statements of Income. Management believes that non-GAAP

financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where

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certain items may vary independent of business performance and allow for greater transparency with respect to key metrics
used by management in operating our business. These non-GAAP financial measures are presented solely for informational
and comparative purposes and should not be regarded as a replacement for corresponding,

similarly captioned, GAAP
measures.

CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 845-2802
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5963

Media
Ann Marie Gothard
Vice President, Global Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF INCOME
(in millions,

except share and per share data)
(unaudited)
Three Months Ended Six Months Ended
June 25, June 26, June 25, June 26,
2022 2021 2022 2021
Net sales

$ 3,030 $ 2,967 $ 6,209 $ 5,892
Cost of sales

2,085 2,076 4,291 4,110
Gross profit

945 891 1,918 1,782
Operating expenses:
Selling, general and administrative

680 635 1,362 1,249
Depreciation and amortization 45 45 92 89
Restructuring costs - 1 - 4
Operating income 220 210 464 440
Other income (expense):
Interest income

3 1 5 3
Interest expense

(9) (7) (16) (13)
Other, net

- 1 - 1
Income before taxes, equity in earnings of affiliates
and noncontrolling interests 214 205 453 431
Income taxes (52) (47) (109) (104)
Equity in earnings of affiliates

5 6 9 12
Net income 167 164 353 339
Less: Net income attributable to noncontrolling interests (7) (8) (12) (17)
Net income attributable to Henry Schein, Inc. $ 160 $ 156 $ 341 $ 322
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 1.17 $ 1.11 $ 2.49 $ 2.28
Diluted

$ 1.16 $ 1.10 $ 2.46 $ 2.26
Weighted-average common

shares outstanding:
Basic

137,350,488 140,358,428 137,323,076 141,316,258
Diluted

138,869,064 141,656,883 139,055,205 142,537,906
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

BALANCE SHEETS
(in millions, except share data)
June 25, December 25,
2022 2021
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents

$ 108 $ 118
Accounts receivable, net of reserves of $63 and $67 1,409 1,452
Inventories, net 1,823 1,861
Prepaid expenses and other

449 413
Total current assets

3,789 3,844
Property and equipment, net

356 366
Operating lease right-of-use assets 327 325
Goodwill

2,833 2,854
Other intangibles, net

603 668
Investments and other 416 424
Total assets

$ 8,324 $ 8,481
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 901 $ 1,054
Bank credit lines

85 51
Current maturities of long-term debt

4 11
Operating lease liabilities 74 76
Accrued expenses:
Payroll and related

328 385
Taxes

124 137
Other

560 593
Total current liabilities

2,076 2,307
Long-term debt

769 811
Deferred income taxes

33 42
Operating lease liabilities 276 268
Other liabilities

357 377
Total liabilities

3,511 3,805
Redeemable noncontrolling interests

586 613
Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
136,439,560 outstanding on June 25, 2022 and
137,145,558 outstanding on December 25, 2021 1 1
Additional paid-in capital - -
Retained earnings

3,834 3,595
Accumulated other comprehensive loss

(241) (171)
Total Henry Schein, Inc. stockholders' equity 3,594 3,425
Noncontrolling interests 633 638
Total stockholders' equity

4,227 4,063
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 8,324 $ 8,481

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF CASH FLOWS
(in millions, unaudited)
Three Months Ended Six Months Ended
June 25, June 26, June 25, June 26,
2022 2021 2022 2021
Cash flows from operating activities:
Net income $ 167 $ 164 $ 353 $ 339
Adjustments to reconcile net income to net cash provided by
Depreciation and amortization

53 50 108 99
Stock-based compensation expense 15 17 27 30
Benefit from losses on trade and other accounts receivable

(1) (1) - (4)
Provision for (benefit from) deferred income taxes (12) (5) (15) 6
Equity in earnings of affiliates (5) (6) (9) (12)
Distributions from equity affiliates

6 6 10 11
Changes in unrecognized tax benefits (5) (9) (1) (6)
Other

(6) 3 (13) 3
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable

5 (17) 21 102
Inventories

13 (46) 4 (124)
Other current assets

(63) (41) (37) (86)
Accounts payable and accrued expenses

(10) 44 (198) (136)
Net cash provided by operating activities 157 159 250 222
Cash flows from investing activities:
Purchases of fixed assets

(24) (18) (43) (32)
Payments related to equity investments and business acquisitions, net of cash acquired

(2) (92) (7) (296)
Proceeds from (payments for) loan to affiliate 2 (2) 6 (2)
Other

(8) (6) (15) (11)
Net cash used in investing activities

(32) (118) (59) (341)
Cash flows from financing activities:
Net change in bank borrowings

- (5) 30 (5)
Proceeds from issuance of long-term debt

- 200 - 200
Principal payments for long-term debt

(4) (102) (57) (120)
Payments for repurchases and retirement of common stock

(110) (112) (110) (201)
Payments for taxes related to shares withheld for employee taxes (3) (2) (29) (8)
Proceeds from (distributions to) noncontrolling shareholders (7) 3 (12) (4)
Acquisitions of noncontrolling interests in subsidiaries

(9) (1) (19) (1)
Net cash used in financing activities (133) (19) (195) (139)
Effect of exchange rate changes on cash and cash equivalents (10) 1 (6) 4
Net change in cash and cash equivalents (18) 23 (10) (254)
Cash and cash equivalents, beginning of period

126 144 118 421
Cash and cash equivalents, end of period

$ 108 $ 167 $ 108 $ 167

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Exhibit A - Second Quarter Sales
Henry Schein, Inc.
2022 Second Quarter
Sales Summary
(in millions)
(unaudited)
Q2 2022 over Q2 2021
Global Q2 2022 Q2 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 1,441 $ 1,508 -4.5% -3.2% -1.3% 0.9% -2.2%
Dental Equipment 412 404 2.2% -4.8% 7.0% 0.0% 7.0%
Total Dental 1,853 1,912 -3.1% -3.5% 0.4% 0.7% -0.3%
Medical 996 902 10.3% -0.3% 10.6% 3.9% 6.7%
Total Health Care Distribution 2,849 2,814 1.2% -2.5% 3.7% 1.7% 2.0%
Technology and value-added services 181 153 18.1% -1.5% 19.6% 8.8% 10.8%
Total Global $ 3,030 $ 2,967 2.1% -2.4% 4.5% 2.1% 2.4%
North America Q2 2022 Q2 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 879 $ 902 -2.5% -0.3% -2.2% 1.3% -3.5%
Dental Equipment 245 227 7.6% -0.5% 8.1% 0.0% 8.1%
Total Dental 1,124 1,129 -0.4% -0.3% -0.1% 1.0% -1.1%
Medical 977 875 11.6% 0.0% 11.6% 4.0% 7.6%
Total Health Care Distribution 2,101 2,004 4.8% -0.2% 5.0% 2.3% 2.7%
Technology and value-added services 158 131 20.5% -0.1% 20.6% 10.2% 10.4%
Total North America $ 2,259 $ 2,135 5.8% -0.1% 5.9% 2.8% 3.1%
International Q2 2022 Q2 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 562 $ 606 -7.5% -7.4% -0.1% 0.2% -0.3%
Dental Equipment 167 177 -4.7% -10.3% 5.6% 0.1% 5.5%
Total Dental 729 783 -6.8% -8.0% 1.2% 0.2% 1.0%
Medical 19 27 -30.4% -8.3% -22.1% 0.0% -22.1%
Total Health Care Distribution 748 810 -7.6% -8.0% 0.4% 0.2% 0.2%
Technology and value-added services 23 22 3.5% -9.9% 13.4% 0.0% 13.4%
Total International $ 771 $ 832 -7.3% -8.1% 0.8% 0.2% 0.6%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit A - Year

-to-Date Sales
Henry Schein, Inc.
2022 Second Quarter Year

-to-Date
Sales Summary
(in millions)
(unaudited)
Q2 2022 Year

-to Date over Q2 2021 Year

-to-Date
Global Q2 2022 Q2 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 2,867 $ 2,929 -2.1% -2.6% 0.5% 1.0% -0.5%
Dental Equipment 814 772 5.5% -3.9% 9.4% 0.1% 9.3%
Total Dental 3,681 3,701 -0.5% -2.8% 2.3% 0.7% 1.6%
Medical 2,168 1,893 14.5% -0.2% 14.7% 3.8% 10.9%
Total Health Care Distribution 5,849 5,594 4.6% -1.9% 6.5% 1.8% 4.7%
Technology and value-added services 360 298 20.7% -1.1% 21.8% 10.8% 11.0%
Total Global $ 6,209 $ 5,892 5.4% -1.9% 7.3% 2.3% 5.0%
North America Q2 2022 Q2 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 1,745 $ 1,736 0.6% -0.1% 0.7% 1.2% -0.5%
Dental Equipment 484 438 10.3% -0.3% 10.6% 0.0% 10.6%
Total Dental 2,229 2,174 2.5% -0.2% 2.7% 1.0% 1.7%
Medical 2,127 1,838 15.7% 0.0% 15.7% 4.0% 11.7%
Total Health Care Distribution 4,356 4,012 8.6% -0.1% 8.7% 2.4% 6.3%
Technology and value-added services 314 255 23.0% 0.0% 23.0% 12.6% 10.4%
Total North America $ 4,670 $ 4,267 9.4% -0.1% 9.5% 3.0% 6.5%
International Q2 2022 Q2 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 1,122 $ 1,193 -6.0% -6.2% 0.2% 0.6% -0.4%
Dental Equipment 330 334 -0.9% -8.7% 7.8% 0.1% 7.7%
Total Dental 1,452 1,527 -4.9% -6.7% 1.8% 0.4% 1.4%
Medical 41 55 -25.4% -6.8% -18.6% 0.0% -18.6%
Total Health Care Distribution 1,493 1,582 -5.6% -6.7% 1.1% 0.4% 0.7%
Technology and value-added services 46 43 7.0% -7.5% 14.5% 0.0% 14.5%
Total International $ 1,539 $ 1,625 -5.3% -6.8% 1.5% 0.5% 1.0%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

###
Exhibit B
Henry Schein, Inc.
2022 Second Quarter
Reconciliation of reported GAAP net income and diluted EPS attributable to

Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein,

Inc.
(in millions, except per share data)
(unaudited)
Second Quarter
Year

-to-Date
% %
2022 2021 Growth 2022 2021 Growth
Net income attributable to Henry Schein, Inc. $ 160 $ 156 3.3% $ 341 $ 322 6.1%
Diluted EPS attributable to Henry Schein, Inc. $ 1.16 $ 1.10 5.5% $ 2.46 $ 2.26 8.8%
Non-GAAP Adjustments
Restructuring costs-Pre-tax (1) $ - $ 1 $ - $ 4
Income tax benefit for restructuring costs (1) - - - (1)
Settlement and litigation costs - Pre-tax (2) - 1 - 14
Income tax benefit for settlement and litigation costs (2) - (1) - (4)
Total

non-GAAP adjustments to net income
$ - $ 1 $ - $ 13
Non-GAAP adjustments to diluted EPS

- 0.01 - 0.09
Non-GAAP net income attributable to Henry Schein, Inc. $ 160 $ 157 2.3% $ 341 $ 335 1.9%
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.16 $ 1.11 4.5% $ 2.46 $ 2.35 4.7%
Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.
(1)
Represents Q2 2021

restructuring costs and an after-tax effect of

$1 million and YTD 2021 restructuring costs of $4 million, net of $1 million tax expense, resulting in an after-tax effect

of $3 million.
(2)
Represents a Q2 2021 pre-tax charge of $3 million, net of $2 million of noncontrolling interests, related to settlement and litigation costs, net of a tax benefit of $1 million resulting in a net after-tax charge of $0 million.

Represents a YTD 2021 pre-tax charge of
$16 million, net of $2 million of noncontrolling interests, related to settlement and litigation costs, net of a tax benefit of $4 million,
resulting in a net after-tax charge of $10 million.